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                                                                      EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included or incorporated by reference in this Annual Report on Form 10-K, into Georgia-Pacific Corporation's previously filed Registration Statement No. 2-93184; Registration Statement No. 2-99381; Registration Statement No. 2-97165; Registration Statement No. 2-99380; Registration Statement No. 2-76072; Registration Statement No. 2-68688; Registration Statement No. 33-5964; Registration Statement No. 33-16528; Registration Statement No. 33-18482; Registration Statement No. 33-21018; Registration Statement No. 33-23776; Registration Statement No. 33-25446; Registration Statement No. 33-26985; Registration Statement No. 33-11341; Registration Statement No. 33-37930; Registration Statement No. 33-38561; Registration Statement No. 33-48331; Registration Statement No. 33-48329; Registration Statement No. 33-48330; Registration Statement No. 33-34810; Registration Statement No. 33-39693; Registration Statement No. 33-43453; Registration Statement No. 33-45892; Registration Statement No. 33-48041; Registration Statement No. 33-51182; Registration Statement No. 33-52815; Registration Statement No. 33-52823; Registration Statement No. 33-62498; Registration Statement No. 33-58664; Registration Statement No. 33-65208; Registration Statement No. 33-48328; Post-Effective Amendment No. 1 to Registration Statement No. 2-64516; and Post-Effective Amendment No. 5 (with respect to the 1974 Employee Stock Option Plan), Post-Effective Amendment No. 6 (with respect to the Savings and Capital Growth Plan) and Post-Effective Amendment No. 7 (with respect to the Savings and Capital Growth Plan) to Registration Statement No. 2-53427.




                                                         /S/ ARTHUR ANDERSEN LLP

                                                             ARTHUR ANDERSEN LLP
Atlanta, Georgia
March 13, 1995